COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2022
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 13 - COMMITMENTS AND CONTINGENCIES

Country Risk

As the Group’s principal operations are currently conducted in the PRC, it is subject to considerations and risks not typically associated with companies in North America and Western Europe. These risks include, among others, risks associated with the political, economic, and legal environments and foreign currency exchange limitations encountered in the PRC. The Group’s results of operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, among other things.

In addition, all of the Group’s transactions in the PRC are denominated in RMB, which must be converted into other currencies before remittance from the PRC. Both conversion of RMB into foreign currencies and remittance of foreign currencies abroad subject to the regulations of foreign currency governed by the PRC regulatory agents.

New Businesses and New Market Risk

In response to the shrinking of sales in the new residential housing market in the PRC, the Company is shifting its focus to the UK and other non-PRC markets. In August 2022, the Company purchased “Fernie Castle,” a real property located in Scotland. The Company plans to remodel this property into a multi-functional cultural venue with functions of fine dining restaurant, hotel services, wedding events, and gardening. To achieve this goal, the Company needs to find experts and skilled workers in the UK local market and to obtain long-term financial support. There are no guarantees that these new businesses will be profitable in the short to medium term or that the Company will have sustainable financial resources to support such operations in a long term. In addition, continued rising in energy costs, labor shortage in the UK, and war in Ukraine will all have negative impacts on Company’s operations in the UK.

Legal Proceeding

Except for the following disclosure, the Group is currently not a party to any litigation of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on the Group’s business, operating results, cash flows, or financial condition.

The Group will file a civil complaint in a local district’s court if there is a dispute on an account receivable with customers. Historically, the Group has won such civil complaints and received the amount judged by the court. During 2021, 10 such complaint cases were closed and the Group collected approximately $1.07 million from the accounts receivable. As of December 31, 2021, there was one case open. This case was resolved in May 2022. The Company received the full amount claimed.

On February 17, 2022, Mingda Tianjin filed a civil complaint in Gusu District Court of Suzhou City, Jiangsu Province, alleging an unpaid service fee and breach of contract against Tianfang (Suzhou) Real Estate Co., Ltd. The claimed amount was the unpaid base of $45,926 (RMB291,742.17 translated at the December 31, 2021 exchange rate), plus a 0.1‰ per day breaching late fee. The case was settled and Mingda Tianjin received full amount claimed on May 19, 2022.

On March 18, 2022, the Chengdu Branch Office of Mingda Tianjin filed a civil complaint in the People’s Court of Dujiangyan City, Sichuan Province, alleging breach of contract and an unpaid service fee against Chengdu TEDA New City. The total claimed amount is $830,155 (RMB5,380,734). On July 15, 2022, the Court made a favorable judgment that TEDA need to pay full amount claimed within five days. On July 29, 2022, TEDA filed an appeal.